OPPENHEIMER MAIN STREET SELECT FUND®

Supplement dated May 12, 2017 to the

Prospectus and Statement of Additional Information dated November 28, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Main Street Select Fund® (the “Fund”), each dated November 28, 2016, and is in addition to any other supplement(s).

Effective Immediately:

1.       Benjamin Ram is no longer a portfolio manager on the Fund. All references to Mr. Ram in each of the Prospectus and SAI are deleted.

Effective July 18, 2017:

1.	The Fund will change its name to “Oppenheimer Main Street All Cap Fund®”. All references to “Oppenheimer Main Street Select Fund®” in the Prospectus and SAI are replaced by references to “Oppenheimer Main Street All Cap Fund”.

2.	The first paragraph of the section titled “Principal Investment Strategies” in the Prospectus is deleted and replaced by the following:

Principal Investment Strategies. The Fund invests primarily in common stock of U.S. companies of any market capitalization size. The Fund may also invest in securities of foreign issuers, including issuers in developing market countries.

May 12, 2017	PS0731.025